UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2008

RODMAN & RENSHAW CAPITAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33737	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1251Avenue of the Americas, New York, New York		10020
(Address Of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code (212) 356-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant.

     Effective on August 14, 2008 (the “Effective Date”), Rodman & Renshaw Capital Group, Inc. (the “Company”) dismissed Marcum & Kliegman LLP (“MK”) from serving as the Company’s independent accountants and engaged KPMG LLP as its new independent accountants. The Company’s Audit Committee unanimously approved and authorized the change, directed the process of review of candidate firms to replace MK and made the final decision to engage KPMG LLP.

     The reports of MK on the financial statements of the Company for the years ended December 31, 2006 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the years ended December 31, 2006 and 2007 and reviews of the Company’s financial statements as of June 30, 2008 and through the Effective Date, there were no disagreements with MK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MK, would have caused them to make reference thereto in their reports on the financial statements.

     The Company has furnished to MK the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K/A is MK’s letter to the Securities and Exchange Commission, dated August 19, 2008 regarding these statements.

     During the two most recent fiscal years and through the Effective Date, the Company has not consulted with KPMG LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.      Financial Statements and Exhibits.

      (d) Exhibits

Exhibit
No.	Description

16.1	Letter, dated August 19, 2008 from Marcum & Kliegman LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

* * * * *

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodman & Renshaw Capital Group, Inc.

Dated: August 19, 2008	By:	/s/ David Horin
David Horin
Chief Financial Officer